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                                                                  Exhibit 99.B10

                         Independent Auditors' Consent

The Board of Directors
American National Insurance Company

  We consent to the use of our reports included herein and to the reference to our firm in the prospectuses and in the statement of additional information.

                                     ARTHUR ANDERSEN LLP



                                     ARTHUR ANDERSEN LLP
                                     ------------------------------


Houston, Texas
April 24, 1997